GOLDMAN SACHS TRUST

Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares of the

Goldman Sachs ESG Emerging Markets Equity Fund

(the “Fund”)

Supplement dated December 3, 2020 to the

Prospectuses, Summary Prospectuses and Statements of Additional Information (“SAI”),

dated February 28, 2020, as supplemented to date

At a meeting held on September 16, 2020, the Board of Trustees of the Goldman Sachs Trust (the “Board”) approved a change to the Fund’s sub-classification under the Investment Company Act of 1940 from “diversified” to “non-diversified.”

This change is subject to approval by the shareholders of the Fund at a meeting that will be held in 2021 (the “Meeting”). The Meeting will be held after the Goldman Sachs Imprint Emerging Markets Opportunities Fund is reorganized with and into the Fund, which was recently approved by the Board. This reorganization is scheduled to close during January 2021 or on such other date as the parties to the reorganization shall agree.

Changing the Fund’s status to “non-diversified” would provide Goldman Sachs Asset Management, L.P., the Fund’s investment adviser, with enhanced flexibility to invest a greater portion of its assets in one or more issuers. Given the weightings of the largest holdings in the Fund’s benchmark and the appreciation of the Fund’s largest holdings, the portfolio managers of the Fund believe that it is important to have this additional flexibility, and that they will be better able to execute the Fund’s investment strategy and other policies with this additional flexibility. If approved by shareholders at the Meeting, the Fund, as a non-diversified fund, may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Prior to the Meeting, shareholders of the Fund entitled to vote at the Meeting will receive a proxy statement that will contain additional information about the Fund’s diversification status.

This supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

EME4OPSSTK 12-20